EXHIBIT 25(B)
Tax Free Reserves Portfolio for

LANDMARK INSTITUTIONAL TAX FREE RESERVES

The undersigned, a Trustee of Tax Free Reserves Portfolio, hereby constitutes and appoints Philip W. Coolidge, Molly S. Mugler and John R. Elder and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Institutional Trust (on behalf of its series Landmark Institutional Tax Free Reserves) ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1996


Mark T. Finn
Mark T. Finn


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Tax Free Reserves Portfolio for

LANDMARK INSTITUTIONAL TAX FREE RESERVES

The undersigned, a Trustee of Tax Free Reserves Portfolio, hereby constitutes and appoints Molly S. Mugler and John R. Elder and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Institutional Trust (on behalf of its series Landmark Institutional Tax Free Reserves) ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1996


Philip W. Coolidge
Philip W. Coolidge

Tax Free Reserves Portfolio for


LANDMARK INSTITUTIONAL TAX FREE RESERVES

The undersigned, a Trustee of Tax Free Reserves Portfolio, hereby constitutes and appoints Philip W. Coolidge, Molly S. Mugler and John R. Elder and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Institutional Trust (on behalf of its series Landmark Institutional Tax Free Reserves) ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 1996


Walter E. Robb, III
Walter E. Robb, III